EXHIBIT 99.1

The Company uses EBITDA, Comparable Operating Performance and Operating Performance to facilitate operating performance comparisons from period to period. EBITDA, Comparable Operating Performance and Operating Performance are supplemental measures of the Company’s performance that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). EBITDA, Comparable Operating Performance and Operating Performance are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to net cash provided by operating activities or any other measures of the Company’s liquidity. EBITDA means net income before net income (loss) from discontinued operations; provision for income taxes; minority interest and other expense, net; interest (income) expense, net; and depreciation and amortization expense; as well as adding back interest and net investment income. The Company views its total interest and investment income as an integral part of its business model and earnings stream. “Comparable Operating Performance” is calculated by adding back to EBITDA non-cash option and restricted stock expense and non-cash effects on EBITDA attributable to the application of purchase accounting in connection with the Merger. “Operating Performance” is calculated by adding back to Comparable Operating Performance restructuring charges and merger related expenses and a management fee paid to Clayton, Dubilier & Rice, Inc. (“CD&R”).

The Company believes EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest income and expense), taxation and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. The Company further believes that EBITDA is frequently used by securities analysts, lenders, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. The Company uses Comparable Operating Performance as a supplemental measure to assess the Company’s performance because it excludes non-cash option and restricted stock expense and non-cash effects on EBITDA attributable to the application of purchase accounting in connection with the Merger. The Company uses Operating Performance as a supplemental measure to assess the Company’s performance because it excludes restructuring charges and a management fee paid to CD&R. The Company presents Comparable Operating Performance and Operating Performance because it believes that they are useful for investors to analyze disclosures of the Company’s operating results on the same basis as that used by the Company’s management.

EBITDA, Comparable Operating Performance and Operating Performance are not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. EBITDA, Comparable Operating Performance and Operating Performance have limitations as analytical tools, and should not be considered in isolation or as substitutes for analyzing the Company’s results as reported under GAAP. Some of these limitations are:

•	EBITDA, Comparable Operating Performance and Operating Performance do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•

EBITDA, Comparable Operating Performance and Operating Performance do not reflect the Company’s interest expense, or the cash requirements necessary to service interest or principal payments on the Company’s debt;

•	EBITDA, Comparable Operating Performance and Operating Performance do not reflect the Company’s tax expense or the cash requirements to pay the Company’s taxes;

•	EBITDA, Comparable Operating Performance and Operating Performance do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA, Comparable Operating Performance and Operating Performance do not reflect any cash requirements for such replacements; and

•	Other companies in the Company’s industries may calculate EBITDA, Comparable Operating Performance and Operating Performance differently, limiting their usefulness as comparative measures.

Operating revenues and Operating Performance by operating segment are as follows:

(In thousands)	Successor Period July 25, 2007 to Sept. 30, 2007	Predecessor Period July 1, 2007 to July 24, 2007	Non-GAAP Combined (1) Three Months Ended Sept. 30, 2007	Predecessor Three Months Ended Sept. 30, 2006

Operating Revenue:
TruGreen LawnCare	$273,485	$88,927	$362,412	$342,375
TruGreen LandCare	76,325	26,914	103,239	116,383
Terminix	201,087	72,200	273,287	269,213
American Home Shield	99,389	50,134	149,523	164,405
Other Operations and Headquarters	52,783	17,157	69,940	79,060

Total Operating Revenue	$703,069	$255,332	$958,401	$971,436

Operating Performance:
TruGreen LawnCare	$66,355	$15,332	$81,687	$70,851
TruGreen LandCare	1,226	180	1,406	386
Terminix	32,027	3,229	35,256	35,149
American Home Shield	26,216	10,689	36,905	26,995
Other Operations and Headquarters	620	(2,767)	(2,147)	3,114

Total Operating Performance	$126,444	$26,663	$153,107	$136,495

(1) Our combined results for the three months ended September 30, 2007 represent the sum of the amounts of the Predecessor period from July 1, 2007 to July 24, 2007 and for the Successor period from July 25, 2007 to September 30, 2007. This combination does not comply with GAAP or with the rules for pro forma presentation, but is presented because we believe it enables a meaningful presentation, comparison and evaluation of our results.

(In thousands)	Successor Period July 25, 2007 to Sept. 30, 2007	Predecessor Period Jan. 1, 2007 to July 24, 2007	Non-GAAP Combined (1) Nine Months Ended Sept. 30, 2007	Predecessor Nine Months Ended Sept. 30, 2006

Operating Revenue:
TruGreen LawnCare	$273,485	$597,147	$870,632	$837,069
TruGreen LandCare	76,325	242,154	318,479	334,236
Terminix	201,087	645,700	846,787	830,487
American Home Shield	99,389	331,361	430,750	440,801
Other Operations and Headquarters	52,783	161,441	214,224	215,854

Total Operating Revenue	$703,069	$1,977,803	$2,680,872	$2,658,447

Operating Performance:
TruGreen LawnCare	$66,355	$84,209	$150,564	$138,847
TruGreen LandCare	1,226	965	2,191	(846)
Terminix	32,027	120,057	152,084	134,957
American Home Shield	26,216	63,432	89,648	75,872
Other Operations and Headquarters	620	(7,667)	(7,047)	8,905

Total Operating Performance	$126,444	$260,996	$387,440	$357,735

(1) Our combined results for the nine months ended September 30, 2007 represent the sum of the amounts of the Predecessor period from January 1, 2007 to July 24, 2007 and for the Successor period from July 25, 2007 to September 30, 2007. This combination does not comply with GAAP or with the rules for pro forma presentation, but is presented because we believe it enables a meaningful presentation, comparison and evaluation of our results.

	Last Twelve Months September 30,
(In thousands)	2007	2006

Operating Revenue:
TruGreen LawnCare	$1,085,820	$1,039,691
TruGreen LandCare	428,581	450,170
Terminix	1,091,781	1,066,425
American Home Shield	554,766	559,593
Other Operations and Headquarters	290,622	262,167

Total Operating Revenue	$3,451,570	$3,378,046

Operating Performance:
TruGreen LawnCare	$183,874	$169,985
TruGreen LandCare	8,659	8,846
Terminix	183,721	161,598
American Home Shield	105,136	90,277
Other Operations and Headquarters	(6,982)	(3,682)

Total Operating Performance	$474,408	$427,024

The following tables present reconciliations of net income, the most directly comparable financial measure under GAAP, to EBITDA, Comparable Operating Performance and Operating Performance for the periods presented.

	Successor	Predecessor	Non-GAAP Combined (1) Three Months Ended Sept. 30, 2007	Predecessor

	July 25, 2007	July 1, 2007		Three
	to	to		Months Ended
(In thousands)	Sept. 30, 2007	July 24, 2007		Sept. 30, 2006

Net income (loss)	$(17,369)	$(16,079)	$(33,448)	$67,970
(Income) loss from discontinued operations, net of income taxes	69	47	116	(6,472)
Provision (benefit) for income taxes from continuing operations	(10,817)	(2,567)	(13,384)	37,619
Minority interest and other expense, net	102	11	113	2,066
Interest expense, net (a)	74,376	1,062	75,438	8,945
Depreciation and amortization expense	66,606	3,694	70,300	15,489

EBITDA before adding back interest and net investment income	112,967	(13,832)	99,135	125,617
Interest and net investment income (b)	3,890	2,440	6,330	7,136

EBITDA	116,857	(11,392)	105,465	132,753
Non-cash option and restricted stock expense	—	357	357	2,885
Non-cash charges attributable to purchase accounting (c)	543	—	543	—

Comparable Operating Performance	117,400	(11,035)	106,365	135,638
Restructuring charges and merger related expenses (d)	8,669	37,698	46,367	855
Management fee (e)	375	—	375	—

Operating Performance	$126,444	$26,663	$153,107	$136,493

(1) Our combined results for the three months ended September 30, 2007 represent the sum of the amounts of the Predecessor period from July 1, 2007 to July 24, 2007 and for the Successor period from July 25, 2007 to September 30, 2007. This combination does not comply with GAAP or with the rules for pro forma presentation, but is presented because we believe it enables a meaningful presentation, comparison and evaluation of our results.

	Successor	Predecessor	Non-GAAP	Predecessor
			Combined (1)
	July 25, 2007	Jan. 1, 2007	Nine	Nine
	to	to	Months Ended	Months Ended
(In thousands)	Sept. 30, 2007	July 24, 2007	Sept. 30, 2007	Sept. 30, 2006

Net income (loss)	$(17,369)	$81,101	$63,732	$130,803
(Income) loss from discontinued operations, net of income taxes	69	(201)	(132)	17,652
Provision (benefit) for income taxes from continuing operations	(10,817)	48,500	37,683	93,920
Minority interest and other expense, net	102	3,532	3,634	6,189
Interest expense, net (a)	74,376	3,057	77,433	27,919
Depreciation and amortization expense	66,606	34,618	101,224	43,507

EBITDA before adding back interest and net investment income	112,967	170,607	283,574	319,990
Interest and net investment income (b)	3,890	28,624	32,514	18,685

EBITDA	116,857	199,231	316,088	338,675
Non-cash option and restricted stock expense	—	3,415	3,415	8,367
Non-cash charges attributable to purchase accounting (c)	543	—	543	—

Comparable Operating Performance	117,400	202,646	320,046	347,042
Restructuring charges and merger related expenses (d)	8,669	58,350	67,019	10,693
Management fee (e)	375	—	375	—

Operating Performance	$126,444	$260,996	$387,440	$357,735

(1) Our combined results for the nine months ended September 30, 2007 represent the sum of the amounts of the Predecessor period from January 1, 2007 to July 24, 2007 and for the Successor period from July 25, 2007 to September 30, 2007. This combination does not comply with GAAP or with the rules for pro forma presentation, but is presented because we believe it enables a meaningful presentation, comparison and evaluation of our results.

	Last Twelve Months September 30,
(In thousands)	2007	2006

Net income	$102,370	$157,768
(Income) loss from discontinued operations, net of income taxes	(915)	14,649
Provision for income taxes from continuing operations	40,082	109,255
Minority interest and other expense, net	5,685	8,234
Interest (income) expense, net (a)	84,967	39,473
Depreciation and amortization expense	117,639	56,249

EBITDA before adding back interest and net investment income	349,828	385,628
Interest and net investment income (b)	39,771	20,401

EBITDA	389,599	406,029
Non-cash option and restricted stock expense	5,917	10,302
Non-cash charges attributable to purchase accounting (c)	543	—

Comparable Operating Performance	396,059	416,331
Restructuring charges and merger related expenses (d)	77,974	10,693
Management fee (e)	375	—

Operating Performance	$474,408	$427,024

(a) Represents interest expense less interest and investment income, net.

(b) Interest and investment income is primarily comprised of investment income and realized gains/losses on our American Home Shield (“AHS”) segment investment portfolio. Cash, short-term and long-term marketable securities associated with regulatory requirements in connection with AHS and for other purposes totaled approximately $395 million as of September 30, 2007. AHS interest and investment income was $2.0 million for the Predecessor period July 1, 2007 to July 24, 2007, $24.2 million for the Predecessor period January 1, 2007 to July 24, 2007, $0.3 million for the Successor period July 25, 2007 to September 30, 2007, $4.3 million for the Predecessor period three months ended September 30, 2006, $15.7 million for the Predecessor period nine months ended September 30, 2006, $29.1 million for the last twelve months ended September 30, 2007 and $17.8 million for the last twelve months ended September 30, 2006. The balance of interest and investment income primarily relates to (i) a portion of the earnings generated by ServiceMaster Acceptance Corporation (“SMAC”), our financing subsidiary exclusively dedicated to providing financing to our franchisees and retail customers of our operating units; (ii) interest and investment income from the investment portfolio of Steward Insurance Company, the Company’s wholly-owned insurance company; (iii) investment income from our employee deferred compensation trust (for which there is a corresponding and offsetting increase in compensation expense within operating income); and (iv) interest income on other cash balances. We view our total interest and investment income as an integral part of our business model and earnings stream.

(c) The Merger was accounted for using purchase accounting. This item represents the aggregate, non-cash adjustments (other than amortization and depreciation) attributable to the application of purchase accounting.

(d) Includes (i) restructuring charges associated with Project Accelerate (a firm-wide initiative designed to improve the effectiveness and efficiency of functional support areas), (ii) severance costs and costs related to the consolidation of our corporate headquarters in Memphis, Tennessee, including the closing of our office in Downers Grove, Illinois, (iii) costs to exit leases and severance payments related to organizational changes within the TruGreen LandCare operations and (iv) merger related expenses resulting from the Merger. The TruGreen LandCare restructuring charges totaled $2.8 million, all recorded in the three months ended September 30, 2007, and are included in the Comparable Operating Performance of that segment. All other restructuring charges and the merger related expenses are included in the Comparable Operating Performance of the Other Operations and Headquarters segment.

(e) Represents the elimination of the new management fee payable to CD&R.

Information Regarding Forward-Looking Statements

This report includes forward-looking statements and cautionary statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seek,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this report and include, without limitation, statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth strategies and the industries in which we operate as well as future restructurings and reorganizations, including the Restructuring, and any expected charges or savings and the outcome of pending litigation.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual outcomes and performances, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and liquidity, and the development of the industries in which we operate are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors could cause actual results and outcomes to differ materially from those in the forward-looking statements, including those factors discussed in “Risk Factors” previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2006, as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation:

•	the effects of our substantial indebtedness and the limitations contained in the agreements governing such indebtedness;

•	our ability to generate the significant amount of cash needed to service our debt obligations;

•	increases in interest rates;

•	weather conditions and seasonality factors that affect the demand for our services;

•	changes in the source and intensity of competition in our markets;

•	higher fuel prices or lack of fuel availability;

•	increases in operating costs, such as higher insurance premiums, self-insurance costs and health care claim costs;

•	labor shortages or increases in compensation and benefits;

•	the risk that the benefits from the Transactions or the Restructuring may not be fully realized or may take longer to realize than expected;

•

changes in general economic conditions in the United States, especially as they may affect home resales, consumer confidence or spending levels including as a result of the subprime credit dislocations;

•	changes in the type or mix of our service offerings or products;

•	governmental regulation and the enforcement thereof, including telemarketing, potential direct mail or other marketing restrictions and legal restrictions on pesticides and fertilizers;

•	the successful consolidation of our headquarters in Memphis and our ability to recruit qualified management personnel to support our functional areas;

•	changes in the estimated recoverable amounts of receivables related to hurricane disaster recovery work;

•	the number, type, outcomes and costs of legal or administrative proceedings;

•	possible labor organizing activities at the Company or its franchisees;

•	risks inherent in acquisitions; and

•	other factors described from time to time in documents that we file with the Securities and Exchange Commission.

You should read this report completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this report are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this report, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, changes in future operating results over time or otherwise.

Comparisons of results for current and any prior periods are not intended to express any future trends, or indications of future, performance, unless expressed as such, and should only be viewed as historical data.